UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2025

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $575.00	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On January 22, 2025, Banzai International, Inc. (“Banzai” or the “Company”), a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Act-On Software Inc., a Delaware corporation (“Act-On”), and Banzai Passage Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Merger Sub”) that was formed solely for purposes of consummating the transactions contemplated in the Merger Agreement (the “Merger”). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of the conditions set forth therein, upon closing of the Merger (the “Closing”), Act-On will merge with and into Merger Sub, with Act-On surviving the Merger (the “Surviving Entity”), thereafter being a direct, wholly owned subsidiary of Banzai. The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), the aggregate merger consideration to be issued to Act-On Stockholders and certain Management Employees (as defined in the Merger Agreement) shall be a total of approximately $35,050,000, payable in cash and in shares of Class A common stock of Banzai, par value $0.0001 per share (the “Class A Common Stock”) subject to adjustment as set forth in the Merger Agreement (the “Merger Consideration”). The adjustments to the Merger Consideration in the Merger Agreement include a customary working capital adjustment based on the amount by which certain working capital items at Closing are greater or less than the target working capital as defined in the Merger Agreement. In addition to the Merger Consideration, at the Effective Time, Banzai will fully pay off a certain loan owed to a certain lender of Act-On as of Closing (the “Payoff Amount”) and the out-of-pocket expenses incurred by Act-On in connection with the Merger (the “Transaction Expenses”) in cash to Act-On Stockholders, and issue a number of shares of Class A Common Stock (the “Share Consideration”) (or pre-funded warrants in lieu thereof, the “Pre-Funded Warrants”) to Act-On Stockholders and Management Employees that equal to the quotient of $33,200,000 divided by the average of the daily volume-weighted average trading prices of Class A Common Stock for the consecutive five (5) Trading Days (as defined in the Merger Agreement) immediately prior to and including the Trading Day immediately preceding the date of Closing (the “Closing Date”) (the “Banzai 5-Day VWAP”).

Notwithstanding anything in the Merger Agreement to the contrary, Banzai shall not issue any shares of Class A Common Stock, to the extent that the issuance of shares of Class A Common Stock as Share Consideration would result in the Act-On Stockholders and Management Employees receiving an aggregate number of shares of Class A Common Stock exceeding 19.99% of the total shares of Class A Common Stock and shares of Class B common stock of Banzai, par value $0.0001 per share (the “Class B Common Stock”, together with Class A Common Stock, the “Common Stock”) issued and outstanding immediately prior to the Effective Time (the “Nasdaq Ownership Limitation”). In addition, notwithstanding anything in the Merger Agreement and Pre-Funded Warrants to the contrary, Banzai shall not issue any shares of Class A Common Stock, to the extent that any issuance of the shares of Class A Common Stock as Share Consideration would result in an Act-On Stockholder or a Management Employee, together with its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder) more than 4.99% of the Class A Common Stock issued and outstanding immediately following such issuance (the “Beneficial Ownership Limitation” and, together with Nasdaq Ownership Limitation, the “Ownership Limitations”). If and to the extent either of the Ownership Limitations prevents Banzai from issuing Share Consideration comprised exclusively of shares of Class A Common Stock, then Banzai instead will issue as Share Consideration (i) the maximum number of shares of Class A Common Stock that may be issued without exceeding either Ownership Limitation, and (ii) Pre-Funded Warrants exercisable for the number of shares of Class A Common Stock the issuance of which was prevented by application of the Ownership Limitations.

Some of the shares of Class A Common Stock and Pre-Funded Warrants will be issued to the Management Employees under Banzai’s 2023 equity incentive plan, as amended, pursuant to the registration statement on Form S-8, as amended (File No. 333-278218) and some of the shares of Class A Common Stock and Pre-Funded Warrants will be issued to certain Act-On Stockholders and Management Employees in reliance upon exemption provided by Rule 506(b) of Regulation D promulgated thereunder of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a subscription booklet (the “Subscription Booklet”).

A copy of the form of Subscription Booklet is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the Subscription Booklet is qualified in its entirety by reference to such exhibit.

Terms of Pre-Funded Warrants

Each Pre-Funded Warrant shall have an exercise price of $0.001 per each share of Class A Common Stock issuable thereunder. The Pre-Funded Warrants will be registered in Banzai’s books and will not be listed for trading on any stock exchange or trading market. The terms of the Pre-Funded Warrants will provide that Banzai shall not issue shares of Class A Common Stock to any holder of a Pre-Funded Warrant upon the exercise thereof to the extent that after giving effect to such issuance, such holder would beneficially own a number of shares of Class A Common Stock in excess of the Nasdaq Ownership Limitation. Notwithstanding the foregoing, the Nasdaq Ownership Limitation shall not apply following the receipt of the Banzai stockholder approval contemplated by Rule 5635 of the Nasdaq listing rules with respect to the issuance of shares of Class A Common Stock upon exercise of the Pre-Funded Warrants in excess of the Nasdaq Ownership Limitation (the “Stockholder Approval”). The Pre-Funded Warrants also contain a beneficial ownership limitation that provides that the Company shall not effect any exercise of the Pre-Funded Warrants, and the holders of the Pre-Funded Warrants shall not have the right to exercise any portion of the Pre-Funded Warrants, to the extent that after giving effect to such issuance after exercise, the holder would beneficially own in excess of the Beneficial Ownership Limitation.

A copy of the form of Pre-Funded Warrant is filed herewith as Exhibit 10.2 and incorporated herein by reference. The above description of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

Special Meeting; Voting and Support Agreement

Following the Closing, Banzai will convene and hold a special meeting of its stockholders to obtain the Stockholder Approval (the “Special Meeting”). In connection with the Special Meeting, on January 22, 2025, Joseph P. Davy, Banzai’s Chief Executive Officer, who holds approximately 78.55% of Banzai’s total voting power as of the date of the Merger Agreement, entered into a Voting and Support Agreement, with Banzai (the “Voting and Support Agreement”) that obligates him to vote all the shares of Class B Common Stock beneficially owned by him in favor of the Stockholder Approval.

A copy of the Voting and Support Agreement is filed herewith as Exhibit 10.4 and incorporated herein by reference. The above description of the Voting and Support Agreement is qualified in its entirety by reference to such exhibit.

Holdback Amount; Share Consideration Escrow Agreement

Pursuant to the Merger Agreement, Banzai will withhold from the Share Consideration a number of shares of Class A Common Stock equal to the quotient of $2,000,000 divided by the Banzai’s 5-Day VWAP, as adjusted pursuant to the Merger Agreement (the “Indemnification Holdback Amount”), as security for the obligations of Act-On Stockholders pursuant to the Merger Agreement. The Indemnification Holdback Amount shall be held for a period of twelve (12) months following the Closing Date (the “Indemnification Holdback Period”) and shall be released to Act-On Stockholders and Management Employees (in accordance with the Allocation Schedule) within ten (10) business days of the expiration of the Indemnification Holdback Period. The released aggregate amount shall be equal to (a) the Indemnification Holdback Amount, as allocated to Act-On Stockholders and Management Employees in accordance with the Allocation Schedule, less (b) any amounts set off against the Indemnification Holdback Amount pursuant to the Merger Agreement. The Indemnification Holdback amount shall be held by the Transfer Agent for the benefit of Act-On Stockholders and Management Employees and shall be released to Act-On Stockholders and Management Employees pursuant to the terms of a certain share consideration escrow agreement (the “Escrow Agreement”) by and among Banzai, Act-On, each of Act-On Stockholders and Management Employees and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Escrow Agent”).

On or prior to the consummation of the Merger, parties will enter into the Escrow Agreement, pursuant to which, the Escrow Agent shall hold, for the benefit of Banzai, the Indemnification Holdback Amount. The Escrow Agent shall administer the Indemnification Holdback Amount in accordance with the written instructions jointly provided by Banzai and Act-On to the Escrow Agent to release the Indemnification Holdback Amount, or any portion thereof, as set forth in such instruction.

A copy of the form of Escrow Agreement is filed herewith as Exhibit 10.5 and incorporated herein by reference. The above description of the Escrow Agreement is qualified in its entirety by reference to such exhibit.

Registration Rights Agreement

On or prior to the consummation of the Merger, Banzai shall execute and deliver to the Act-On Stockholders and Management Employees a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Banzai will agree to register for resale, within five (5) Business Days (as defined in the Merger Agreement) following the Closing, on an applicable registration statement under the Securities Act, the shares of Class A Common Stock, to be issued to the Act-On Stockholders and Management Employees pursuant to the Merger Agreement and the shares of Class A Common Stock issuable upon exercise of the Pre-Funded Warrants.

A copy of the form of Registration Rights Agreement is filed herewith as Exhibit 10.6 and incorporated herein by reference. The above description of the Registration Rights Agreement is qualified in its entirety by reference to such exhibit.

Corporate Governance

Pursuant to the Merger Agreement, effective as of the Effective Time, Joe Davy shall be the sole member on the board of directors of the Surviving Entity, holding office in accordance with the Organizational Documents of the Surviving Entity, as a direct, wholly owned subsidiary of Banzai.

Closing Conditions

The Closing of the Merger by each of Banzai, Merger Sub, and Act-On is subject to customary conditions, including (1) (A) adoption of the Merger Agreement by the Act-On Stockholders that hold the requisite percentage necessary to approve the Merger under Act-On’s Amended and Restated Certificate of Incorporation and (B) approval of the Transaction by Banzai’s board of directors, (2) authorization for listing on the Nasdaq Capital Market of the shares of Class A Common Stock to be issued in the Merger, subject to official notice of issuance, and (3) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance in all material respects by the other party of its obligations under the Merger Agreement. The Merger Agreement also contains customary representations, warranties, and indemnities of Banzai and Act-On.

Important Statement Regarding Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations, and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Banzai or Act-On, or their respective businesses.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The securities sold as part of the Merger were offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of Banzai.

Item 7.01. Regulation FD Disclosure

On January 23, 2025, Banzai and Act-On issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the transaction and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Banzai undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; and (3) Banzai and Act-On may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Banzai are set forth in its filings with the SEC, including Banzai’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Banzai’s filings with the SEC are not exclusive. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated January 22, 2025, by and between Banzai International, Inc. and Act-On Software, Inc.
10.1	Form of Subscription Booklet
10.2	Form of Pre-Funded Warrant
10.3	Voting and Support Agreement, dated January 22, 2025, by and between Banzai International, Inc. and Joseph Davy
10.4	Form of Share Consideration Escrow Agreement
10.5	Form of Registration Rights Agreement
99.1	Press Release dated January 23, 2025, issued by Banzai International, Inc. and Act-On Software, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

* Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2025

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer